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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 14, 2002




                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




         MASSACHUSETTS                  0-14680               06-1047163
(State or other jurisdiction of (Commission file number)     (IRS employer
 incorporation or organization)                          identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 9.           REGULATION FD DISCLOSURE

         On August 14, 2002, each of the Principal Executive Officer, Henri A. Termeer, and Principal Financial Officer, Michael S. Wyzga, of Genzyme Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENZYME CORPORATION



Dated: August 14, 2002                   By: /s/ Michael S. Wyzga
                                             -------------------------------
                                             Michael S. Wyzga
                                             Senior Vice President, Finance;
                                             Chief Financial Officer; and
                                             Chief Accounting Officer


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EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1            Statement Under Oath of Principal Executive Officer, dated
                August 14, 2002

99.2            Statement Under Oath of Principal Financial Officer, dated
                August 14, 2002